                                                                  Exhibit 10.21


                AMENDMENT NO. 3 TO MANAGEMENT SERVICES AGREEMENT


      FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Management Services Agreement ("MSA") dated November 29, 2001, effective as of February 29, 2000, between PEARSON PLC and INTERACTIVE DATA CORPORATION, as amended, is hereby further amended effective as of September 16, 2004, (the "Effective Date"), as follows:

  1. Schedule 7 is amended by deleting the reference to "FT Interactive Data Corporation ("FT Interactive")" appearing as "Service Recipient" and replacing such reference with a reference to "Interactive Data Corporation ("IDCO")" and by replacing all references to "FT Interactive Data" with a reference to "IDCO".

  2. Schedule 8 is amended by deleting each reference to "The Pearson, Inc. Savings and Investment Plan" and replacing it with a reference to "The Pearson Retirement Plan." Schedule 8 is further amended by deleting the reference to "FT Interactive Data Corporation ("FT Interactive")" appearing as "Service Recipient" and replacing such reference with a reference to "Interactive Data Corporation ("IDCO")" and by replacing all references to "FT Interactive Data" with a reference to "IDCO".

  3. Schedule 9 is amended by deleting the first and third paragraphs set forth under the "Services Description" subheading and deleting the first two paragraphs set forth under the "Fees" subheading. Schedule 9 is further amended by deleting the reference to "FT Interactive Data Corporation ("FT Interactive")" appearing as "Service Recipient" and replacing such reference with a reference to "Interactive Data Corporation ("IDCO")" and by replacing all references to "FT Interactive Data" with a reference to "IDCO".

  4. Schedule 10 is amended by deleting the reference to "FT Interactive Data Corporation ("FT Interactive")" appearing as "Service Recipient" and replacing such reference with a reference to "Interactive Data Corporation ("IDCO")" and by replacing all references to "FT Interactive Data" with a reference to "IDCO".

  5. Schedule 11 is amended by deleting each reference to "The Pearson, Inc. Pension Equity Plan" and replacing it with a reference to "The Pearson Inc. Supplemental Executive Retirement Plan". Schedule 11 is further amended by deleting the phrase "Pension Equity Plan" each time it appears and replacing it with phrase "Supplemental Retirement Plan". Schedule 11 is further amended by deleting the phrase "and will pay into the rabbi trust under the Pension Equity Plan amounts equal to the present value of such credits" appearing in the first paragraph under the subheading "Service Description". Schedule 11 is further amended by deleting the first paragraph under the subheading "Fees". Schedule 11 is further amended by deleting the reference to "FT Interactive Data Corporation ("FT Interactive")" appearing as "Service Recipient" and replacing such reference with a reference to "Interactive Data Corporation ("IDCO")" and by replacing all references to "FT Interactive Data" with a reference to "IDCO".

  6. Schedule 12 is amended by adding under the subheading "Service Description" the following additional plan: "6. Long Term Care Plan."
      Schedule 12 is further amended by deleting the reference to "FT Interactive Data Corporation ("FT Interactive")" appearing as "Service Recipient" and replacing such reference with a reference to "Interactive Data Corporation ("IDCO")" and by replacing all references to "FT Interactive Data" with a reference to "IDCO".

  7. Schedule 13 is amended by deleting the first two paragraphs under the subheading "Service Description" and inserting the following new paragraph in lieu thereof: "As of August 31, 2001, FT Interactive Data Corporation has ceased participation in any new Share Bonus Plans and only participates in this plan to the extent that employees had balances or plans that have not yet matured." Schedule 13 is further amended by deleting the two paragraphs under the "Fees" subheading and inserting the following text in lieu thereof: "Pearson will invoice FT Interactive Data a nominal amount in respect of the residual record keeping performed by Pearson in respect of existing account balances and unmatured plans."
      Schedule 13 is further amended by deleting the reference to "FT Interactive Data Corporation ("FT Interactive")" appearing as "Service Recipient" and replacing such reference with a reference to "Interactive Data Corporation ("IDCO")" and by replacing all references to "FT Interactive Data" with a reference to "IDCO".

  8. Schedule 14 is amended by deleting the reference to "FT Interactive Data Corporation ("FT Interactive")" appearing as "Service Recipient" and replacing such reference with a reference to "Interactive Data Corporation ("IDCO")" and by replacing all references to "FT Interactive Data" with a reference to "IDCO".

  9. Schedule 19 is deleted in its entirety and replaced with revised Schedule 19, a copy of which is attached hereto.

  10. Schedule 21 is deleted in its entirety.

  11. Schedule 26 is amended is amended by adding the following new text to the "Fees" subheading after the text "No Fees": "Pearson may instruct vendors to bill Interactive directly in respect of charges incurred under Pearson group purchasing contracts, and Interactive shall pay vendors directly in respect Interactive purchases under group purchasing contracts. If vendors bill Pearson directly, Pearson will pay the vendors and bill Interactive for such amounts at cost with no mark-up."

  12. Schedule 31 is deleted in its entirety and replaced with revised Schedule 31, a copy of which is attached hereto.

  13. Schedule 41, a copy of which is attached hereto, is added as a new Schedule to the MSA.

      Except as hereby expressly amended, the MSA is in all other respects ratified and confirmed. This Amendment shall be subject to all of the terms and conditions of the

MSA. Except as hereby amended, the MSA is in all other respects ratified and confirmed.


                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.


                                       PEARSON PLC


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       INTERACTIVE DATA
                                         CORPORATION


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE 19
                           INSURANCE COVERAGE SERVICES
                            (MODIFIED SEPTEMBER 2004)

Service Provider:    Pearson plc ("Pearson")

Service Recipient:   Interactive Data Corporation ("Interactive")

Service Description: Pearson will cause Interactive and its subsidiaries to be covered by the following insurance policies:

                     1.  Material Damage, Business Interruption FM Global
                         UK020368

                     2.  Marine Cargo - Norwich Union Insurance Company
                         23656836CXC

                     3.  UK Terrorism FM Global UK020368

                     4. California Earthquake - Mt Hawley Insurance Company/ Great American Alliance Insurance Company / Greenwich Insurance Company / Essex Insurance Company MDC 0301473/ CPP 5663628-1/ ACG 3363628-1/ ESP 2045

                     5. Public and Products Liability, Special Liabilities (Professional Indemnity, Media Liability) - Chubb Insurance Company of Europe 79829267

                     6.  Excess Public Liability - AIG/AXA -XUK
                         0000729L104A/320141654

                     7. UK Employer's Liability - Chubb Insurance Company of Europe 79829267

                     8. UK Automobile - Zurich Insurance Policy Number CP307890/ CY308290 (Eire)

                     9. US Workers Compensation & Automobile - Discover Re D001W00252 (All other States)/ D001W00253 (Nevada)/ D001W00254 (Hawaii and New Jersey) D001W00255 (Alaska, Oregon and Wisconsin)

                     10. Crime - Ace Insurance Policy Number 36UK525004

                     11. UK Money - Zurich Commercial 51437424

                     12. UK Personal Accident and Travel - Chubb Insurance
                         64774076

                     13. Directors and Officers Liability - Chubb/
                         ACE-81425369H/30UKC10837

                     14. US Fiduciary Liability - Federal Policy Number
                         8095-69-63H and ERISA Bond - Federal Policy Number 8127-53-57C

                     Note that the description, insurer and policy number of the above may vary from time to time.

Primary Contacts:    Group Insurance Manager, Pearson plc, 80 Strand, London,
                     WC2R 0RL, England Chief Financial Officer, Interactive Data
                     Corporation, 22 Crosby Drive, Bedford, MA, 01730, U.S.A.

Fees: Costs will be allocated to Interactive on the following basis:

                     1.  Material Damage, Business Interruption and Marine Cargo
                         - property and sales values

                     2.  UK Terrorism - property and sales values

                     3.  California Earthquake - property and sales values

                     4. Public and Products Liability, Special Liabilities - sales values

                     5.  Excess Liability - sales values

                     6.  UK Employer's Liability - employee numbers and payroll

                     7.  UK Automobile - vehicle numbers

                     8. US Workers Compensation & Automobile- payroll (workers compensation) and vehicle numbers (automobile)

                     9.  Crime - employee numbers & wageroll

                     10. UK Money - sales values

                     11. UK Personal Accident and Travel - employee numbers &
                         wageroll

                     12. Directors and Officers Liability - for 2000/2001 capped at the 1999/2000 Interactive Data Corporation D&O premium (i.e., 237,087 GBP)

                     13. Fiduciary Liability and ERISA Bond 1999/2000 - employee numbers

                     The costs allocated to Interactive will also include a prorated broker fee in respect of Interactive's participation in the services covered by this Schedule and a contribution to US Risk Management Services.

                     Note that claims history will also be factored in to any premium allocations.

                     In addition, Interactive will meet the cost of any risk management services provided to Interactive by FM Global (for property loss control surveys) or such similar risk management service provider and will also pay a reasonable contribution towards insurance broking fees incurred by Pearson for placing and handling the above insurance covers.

Policy Deductibles:  Interactive will be responsible for insurance policy deductibles arising from Interactive's insurance claims made under the above policies. Interactive's responsibility for policy deductibles shall continue for (a) claims still outstanding at the termination of Insurance Coverage Services under this Agreement and (b) claims that are submitted to insurers after the termination of Insurance Coverage Services under this Agreement.

Service Period:      Commencing February 29, 2000 and continuing thereafter
                     until such time as the service is terminated in accordance with the terms of the Agreement.

Notice Period for    Interactive may terminate the Insurance Coverage Services
Termination:         on May 31, 2001 and annually thereafter on May 31 provided that 60 days notice is provided to Pearson's Group
                     Insurance Manager. Pearson may terminate the Insurance
                     Coverage Services on 180 days' notice to Interactive.

                                   SCHEDULE 31
                               TAX RELATED SERVICE
                            (MODIFIED SEPTEMBER 2004)

Service Providers:   Pearson plc. ("Pearson")

Service Recipients:  Interactive Data Corporation (IDCO) and subsidiaries

Primary Contacts:    V.P. of Taxation, Pearson Inc. (Thomas Wharton or his
                     successor)
                     Tax Manager, Pearson plc. (Christine Rampling or her successor)
                     Tax Director, IDCO (Thomas Nisivoccia or his successor)
                     European Finance Director, FTIDE (Richard Gilbert or his successor)
                     Controller, IDCO (Christine Sampson or her successor)
                     Senior VP Finance, IDCO (William Grieve or his successor)

Service
Description:         Pearson will provide Interactive Data and its subsidiaries with the following tax services:

                     1. Tax compliance services - U.S. and U.K. (including, review, advice and preparation of U.K. returns);

                     2.  U.S. and U.K. audit assistance, as and if requested;

                     3. Advise and assist with respect to mergers and acquisitions, as and if requested;

                     4.  Assistance with special projects, as and if requested.

                     5. US California state income tax return cooperation - California permits combined reporting of IDCO and the Pearson Group of companies. If IDCO determines it could benefit from the use of Pearson's California net operating losses (NOLs), then IDCO shall notify Pearson that it elects to use the NOLs.

Fees:                In respect of 1 above, FTIDE UK shall pay 20,000 GBP.

                     In respect of 2, 3 and 4 above, Interactive shall pay 70% of the PricewaterhouseCoopers standard fee (hourly fee) charged to Pearson for tax related assistance in connection with the services performed.

                     In respect of 5 of above, Pearson and IDCO will negotiate a percentage of the net savings realized by IDCO to be paid by IDCO to Pearson for the use of the NOLs. Pearson will integrate the IDCO unitary return in the Pearson combined California return (at no additional cost to IDCO).

Service Period:      Commencing February 29, 2000 and continuing thereafter for consecutive one-year terms until terminated on 180 days advance written notice.

                                   SCHEDULE 41
                                  FTS SERVICES

Service Provider:    FT Interactive Data (Europe) Limited

Service Recipient:   Pearson Inc. ("Pearson")

Service              FT Interactive Data (Europe) Ltd will provide Pearson with
Description:         an FTS file of Exchange rates. These Exchange rates are
                     used for publishing on the Pearson website.

                     A06494 End of Day Exchange Rates

Primary Contacts:    Corporate Communications Coordinator
                     (currently Thomasina Coombe)
                     Pearson plc
                     90 The Strand, London, WC2R 0RL

                     Account Manager (currently Andrea Clare)
                     FT Interactive Data, Fitzroy House, 13-17 Epworth Street, London, EC2A 4DL

Fees:                1,000 GBP pa
                     Fees quoted are exclusive of VAT and all fixed/ minimum charges will be subject to annual increases as notified in advance and will be billed 6 monthly in advance

Service Period:      Commencing February 20, 2001

Notice Period for    3 months from each quarter end
Termination: